UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: April 23, 2014

(Date of earliest event reported)

ADS Waste Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-191109	90-0875845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Fort Wade Road

Ponte Vedra, Florida 32801

(Address of principal executive offices and zip code)

(904) 737-7900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2014, ADS Waste Holdings, Inc. (the “Company”) issued a press release announcing that John Spegal, was appointed as the Company’s Chief Operating Officer, effective immediately. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press Release of ADS Waste Holdings, Inc., dated April 23, 2014, Announcing Senior Management Changes

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADS WASTE HOLDINGS, INC.

By:	/s/ Steven R. Carn

Name:	Steven R. Carn

Title:	Chief Financial Officer

Dated: April 23, 2014

Exhibit Index

Number and Description of Exhibit

(99.1) Press Release of ADS Waste Holdings, Inc., dated April 23, 2014, Announcing Senior Management Changes